Business Transfer Agreement with Wockhardt Limited (Tables)	12 Months Ended
Mar. 31, 2021
Disclosure of detailed information about business combination [abstract]
Summary of fair values of the assets acquired, including goodwill, and liabilities
During the three months ended September 30, 2020, the Company completed the purchase price allocation. Tabulated below are the fair values of the assets acquired, including goodwill, and liabilities assumed on the acquisition date:

Particulars	Amount
Cash	Rs.	14,990
Payment through Escrow account		564
Contingent consideration (Holdback Amount)		561
Total consideration	Rs.	16,115
Assets acquired
Goodwill	Rs.	530
Property, plant and equipment		373
Product related intangibles		14,888
Inventories		466
Other assets		245
Liabilities assumed
Employee benefits (Gratuity-Rs.70 and Compensated absences- Rs.75)		(145)
Refund liability		(242)
Total net assets	Rs.	16,115